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                                                                    EXHIBIT 99.6



                               SECURITY AGREEMENT
                                    (Assets)


         This Security Agreement (the "Security Agreement") is entered into this 18th day of October, 1999, by SFFI Company, Inc., a California corporation, the address for which is 1995 E. 20th Street, Los Angeles, California ("Debtor"), in favor of The UniMark Group, Inc., a Texas corporation ("Secured Party"), the mailing address for which is P.O. Box 229, Bartonville, Texas, 76226.

         1.0 TERMS. Terms defined in the Asset Purchase Agreement (the "Agreement") dated of even date herewith, among Debtor, Secured Party, and Simply Fresh Fruit, Inc., a California corporation, Sam Perricone and the Sam Perricone Children's Trust - 1972, when used herein have the same meanings as provided therefor in the Agreement unless otherwise defined herein (including Appendix I hereto) or unless the context hereof otherwise requires. Terms not defined herein (including Appendix I hereto) or in the Agreement which are defined in the Texas Uniform Commercial Code (the "UCC") have the meanings specified in the UCC, and the definitions specified in Article 9 of the UCC control in the case of any conflicting definitions in the UCC. The singular number includes the plural and vice versa. Captions of Sections do not limit the terms of such Sections.

         2.0 SECURITY.

                  2.1 Security Interest. To secure the payment and performance of that certain 90 Day Secured Note dated of even date herewith in the original principal amount of $1,569,001 (the "90 Day Note") in favor of Secured Party and that certain Four Year Secured Note dated of even date herewith in the original principal amount of $1,100,000 (the "Four Year Note") in favor of Secured Party, and all of the obligations of Debtor, Debtor grants to Secured Party a security interest in the following described property (the "Collateral") of Debtor, wherever located, whether now owned or existing or hereafter acquired, arising, or existing:

                           (a) all properties, rights, and interests of Debtor
which are at any time in the possession, custody, or control of Debtor or any of its agents, affiliates, or correspondents, for any purpose, including those assets set forth in Exhibit A as attached hereto;

                           (b) all furniture, fixtures, machinery, equipment and
similar goods, together with all attachments, accessions, tools, parts, accessories, supplies, increases and additions thereto and all replacements or substitutions thereof;

                           (c) all rents, payments, monies, and all other rights
arising out of the sale, lease, or other disposition of the Collateral;

                           (d) all money and other property now or at any time
in the possession or under the control of, or in transit to Secured Party;

                           (e) all proceeds, products, additions to,
substitutions and replacements for, and accessions of, any and all Collateral described in this Section 2.1; "proceeds" includes, without



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limitation, (i) all proceeds of any insurance (including any surrender value therefor, any right to return, or unearned premiums), causes and rights of action, remedies, privileges, settlements, judicial and arbitration judgments and awards, indemnities, liens, warranties, or guaranties payable from time to time with respect to or security for any of the Collateral; (ii) all payments (in any form) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental authority; (iii) any equipment provided in substitution for or payment of any Collateral; and (iv) all other amounts from time to time paid or payable under or in connection with any of the Collateral; and

                           (f) all books, records and data relating to the
Collateral, in any form whatsoever, including any form of writing, photograph, microfilm, microfiche, or electronic media, together with all of Debtor's right, title and interest in and to all computer software required to create, maintain, process or otherwise utilize any such books, records or data.

                  2.2 Debtor to Remain Liable. Debtor shall remain liable under and shall preserve the liability of all other parties to each agreement constituting part of the Collateral and shall perform all of its obligations thereunder. The exercise by Secured Party of any of its rights hereunder shall not release Debtor from any duties under any agreement. Secured Party has no obligation or liability with respect to any of the Collateral under any agreement by reason or arising out of the assignment thereof to Secured Party or the granting to Secured Party of a security interest therein or the receipt by Secured Party of any payment relating to any such agreement.

         3.0 REPRESENTATIONS. Debtor makes the following representations to Secured Party:

                  3.1 Enforceability. Debtor has all requisite authority to execute, deliver, and perform its duties under, and has duly authorized, executed, and delivered, this Security Agreement, and this Security Agreement is enforceable against Debtor in accordance with its terms. This Security Agreement creates in favor of Secured Party an enforceable security interest, and all filings, registrations, recordings, and transfers necessary or appropriate to create, preserve, and perfect the Security Interest have been, or will be, accomplished and the Security Interests in the Collateral constitute, or upon such filings will constitute, perfected security interests therein which are prior in right to all other security interests.

                  3.2 Accuracy of Information. All information provided by Debtor herein or pursuant hereto is true, correct, and complete in all material respects as of the date provided.

                  3.3 Title to Collateral. None of the Collateral is an accession to goods other than goods constituting part of the Collateral.



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         4.0 COVENANTS. Debtor covenants as follows:

                  4.1 In General. Debtor will (a) perform fully and promptly all agreements contained herein and in the Agreement; and (b) at its cost expense, defend any action which may affect the Security Interest or Debtor's title to the Collateral.

                  4.2 Notices. Debtor promptly will notify Secured Party of any claim, action, or proceeding which could materially and adversely affect the value of, or Debtor's title to, any of the Collateral, or the effectiveness of the Security Interest.

                  4.3 Processing, Sale, Collections, Etc.

                           (a) Debtor will not waste or destroy any part of the
Collateral nor use any of the Collateral in violation of any statute or ordinance.

                           (b) Except as permitted by Section 4.3(c), Debtor
will not sell, lease, assign, license, transfer, or otherwise dispose of or in any manner alter, modify, manufacture, process, or assemble the Collateral or any part thereof, other than in the ordinary course of business. If Debtor with or without the consent of Secured Party disposes of any of the Collateral other than in the ordinary course of business, Debtor will notify Secured Party of such disposition.

                           (c) If upon the occurrence of an Event of Default (as
defined herein), Debtor holds any proceeds of the Collateral, Debtor will hold same separate and apart from any other property of Debtor and in trust for Secured Party and shall not commingle the proceeds of Collateral with any of Debtor's funds or property.

                  4.4 Further Assurances. Debtor will, at its own expense, take all action as Secured Party may at any time reasonably request to protect, assure or enforce Secured Party's interests, rights and remedies created by, provided in or emanating from this Security Agreement. Debtor will execute and deliver to Secured Party, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party) such assignments, security agreements, pledge agreements, consents, waivers, financing statements (and amendments thereof), and other documents, and do such other acts and things, all as may from time to time in the opinion of Secured Party be necessary or desirable to establish and maintain a valid perfected first priority security interest in the Collateral free of all liens.

                  4.5 Accessions and Fixtures. Debtor will not permit any of the Collateral to become an accession to goods other than goods constituting the Collateral.

         5.0 SECURED PARTY'S RIGHTS. Secured Party has the following rights without regard to the occurrence of an Event of Default:



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                  5.1 Information. Secured Party may at any time obtain from any person any information concerning the Collateral, and neither Secured Party nor the person furnishing such information shall be liable to Debtor in respect thereof.

                  5.2 Right of Inspection. At any reasonable time and from time to time, Secured Party or any of its representatives may inspect the Collateral and the premises where the Collateral is located.

                  5.3 Performance by Secured Party. Secured Party may, but is not obligated to, perform or attempt to perform any covenant, duty, or agreement of Debtor contained herein. If any material part of the Collateral is or becomes the subject of any proceeding and Debtor fails to defend fully such proceeding and to protect Debtor's and Secured Party's rights in such Collateral in good faith, Secured Party may, at its option but at Debtor's cost, elect to defend and control the defense of such litigation or other proceeding, and may (a) select and retain counsel, (b) determine whether settlement shall be offered or accepted, and (c) determine and negotiate all settlement terms.

                  5.4 Preservation. Secured Party's duty with respect to any Collateral in the possession of Secured Party is solely to use reasonable care in the custody and preservation of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Debtor may request in writing, but failure by Secured Party to comply with any such request shall not of itself be deemed a failure to exercise such reasonable care. Secured Party is not responsible for any shortage, discrepancy, damage, loss, or destruction in or to the Collateral unless caused by the gross negligence or willful misconduct of Secured Party nor, in any event, any depreciation in the value of the Collateral. Secured Party is not required to fulfill any of the obligations of Debtor with respect to any of the Collateral, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance of any party under any of the Collateral, or to present or file any claim, or to take any action to enforce any performance or the payment of any amounts which have been assigned to it, in which it has been granted a security interest, or to which it may be entitled at any time. Secured Party has no duty to maintain in force, to prevent lapse or impairment of, or to exercise any rights with respect to any of the Collateral or any insurance thereon, or to exercise any rights, options or privileges respecting any of the Collateral or to take any steps necessary to preserve rights against prior or other parties or to enforce collection of the Collateral or any part thereof by legal proceedings or otherwise. The duties of Secured Party are to account to Debtor for Collateral actually received by Secured Party and to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and hold same as Collateral.

         6.0 DEFAULT. Debtor is in default under this Security Agreement upon the happening of any of the following events or conditions (each an "Event of Default"): (a) the occurrence of an Event of Default under the 90 Day Note or the Four Year Note; (b) any default in the timely performance by Debtor of any covenant or agreement contained in or secured by this Security Agreement; or
(c) any guaranty or surety executed in connection with the Agreement is terminated or revoked.



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         7.0 REMEDIES. Upon the occurrence of an Event of Default, and at any time thereafter, if any Event of Default is continuing, Secured Party has the following rights and remedies to the full extent permitted by applicable law:

                  7.1 Acceleration.

                  (a) Upon the occurrence of an Event of Default and without the necessity of any action, notice, or demand by the Secured Party, the 90 Day Note and/or the Four Year Note, as the case may be, shall automatically terminate and the unpaid principal and accrued interest shall be immediately due and payable. Upon the occurrence of any Event of Default the Secured Party by written notice to the Debtor may do any one or more of the following: (i) terminate the 90 Day Note and/or the Four Year Note, as the case may be; (ii) declare the unpaid principal and accrued interest constituting part of the 90 Day Note and/or the Four Year Note, as the case may be, immediately due and payable; (iii) reduce any claim to judgment; or (iv) enforce any of the rights of the Secured Party under the Agreement or otherwise provided by applicable law or agreement.

                  (b) Demand, presentment for payment, protest and notice of non-payment, or protest or dishonor, and all demands and notices of any action taken by the Secured Party under this Security Agreement and the Agreement and notice of intent to accelerate, and notice of acceleration of the 90 Day Note and/or the Four Year Note, as the case may be, and any part thereof are hereby expressly waived.

                  7.2 Removal and Possession. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at any place designated by Secured Party which is reasonably convenient to both parties. Secured Party is entitled to immediate possession of all books and records pertaining to any of the Collateral. Secured Party may leave the Collateral on Debtor's or any other party's premises but under Secured Party's control or may remove the Collateral, including such books and records, from the premises of Debtor or from wherever located, and, for purposes of removal and possession, Secured Party or its representatives may enter any premises of Debtor without legal process and thereafter hold or store same, and Debtor waives and releases Secured Party from all claims in connection therewith or arising therefrom, and Secured Party may maintain at Debtor's expense on Debtor's premises a custodian who may exercise Secured Party's rights to protect the Collateral.



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                  7.3 Sale of Collateral.

                           (a) Secured Party may sell the Collateral, in one or
more sales or parcels, at such price as Secured Party deems adequate and for cash or on credit or for future delivery, without assumption of any credit risk, any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell. The purchaser of any Collateral sold shall thereafter hold the same free from any claim or right, including any equity of redemption, of Debtor. Secured Party may make any such sale subject to any limitation or restriction, including but not limited to a limitation in the method of offering the Collateral or in the number or identity of prospective bidders, which Secured Party may believe to be necessary to comply with any requirement of applicable law or in order to obtain any required approval of the purchase or the purchaser by any governmental authority or officer. No such limitation or restriction shall cause such sale not to be considered a commercially reasonable sale, nor shall Secured Party be liable or accountable to Debtor, nor shall the 90 Day Note and/or the Four Year Note, as the case may be, be subject to any reduction, by reason of the fact that the proceeds of a sale subject to any such limitation or restriction are less than otherwise might have been obtained. Without notice to or consent by Debtor, Secured Party may exercise all rights as the insured, beneficiary, or owner of any insurance policy and may surrender same and receive the surrender value thereof or sell same pursuant to the terms thereof.

                           (b) Unless the Collateral is perishable or threatens
to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor commercially reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice are met if such notice is given in accordance with Section 9.1 at least five (5) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, leasing or the like shall include Secured Party's attorneys' fees and legal expenses, and all such expenses shall be borne by Debtor. Public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or use of Collateral of the types subject to this Security Agreement, or public auction, are commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and the credit risks of such sales.

                  7.4 Retention of Collateral. Secured Party may retain the Collateral in satisfaction of the 90 Day Note and/or the Four Year Note, as the case may be, whenever the circumstances are such that Secured Party is entitled to do so under applicable law.

                  7.5 Other Rights. Secured Party may exercise all other rights it may have under this Security Agreement or any of the other agreements between Debtor and Secured Party, or under applicable law. Secured Party is entitled to the appointment of a receiver to take possession of all or any portion of the Collateral and to exercise any such powers as the court confers upon the receiver.



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                  7.6 Exercise of Rights. Secured Party may exercise its rights with respect to the Collateral in such manner and in such order as Secured Party determines, and Secured Party is not required to sell or license any part of the Collateral or to collect, or attempt to collect, any sum payable by reason of the Collateral before Secured Party may assert liability and collect the 90 Day Note and/or the Four Year Note, as the case may be, nor is Secured Party obligated to attempt to collect the 90 Day Note and/or the Four Year Note, as the case may be, before selling or licensing any part of the Collateral. Secured Party may, without foreclosing thereon, license, collect and otherwise enforce all amounts owing on the Collateral or any proceeds or otherwise enforce all of Debtor's or Secured Party's rights in any of the Collateral. Neither Debtor nor any other party liable in respect of the 90 Day Note and/or the Four Year Note, as the case may be, may direct the application of any proceeds received by Secured Party, and Secured Party may apply any such proceeds as herein provided.

                  7.7 Proceeds of Sale. All proceeds of sale or other disposition or collection of the Collateral (whether before or after default), at Secured Party's discretion and to the extent permitted by applicable law, shall be applied first to all costs and expenses of sale or other disposition or collection, including reasonable attorneys' fees, and reasonable expenses for holding, preparing for sale, and selling the property; second, in whatever order Secured Party elects, to payment of the 90 Day Note and/or the Four Year Note, as the case may be; third, to the settling of any other liens or claims against the Collateral. If the 90 Day Note and/or the Four Year Note, as the case may be, is fully satisfied and there are no other claims to any surplus, Debtor is entitled to any surplus of the Collateral or the proceeds received therefrom, but Debtor remains liable for any deficiency.

                  7.8 Non-judicial Remedies. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, Debtor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that such non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length.

                  7.9 Payments on Account of Debtor. To the extent that Secured Party has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire specific types or items of Collateral, Secured Party may at its option pay such funds (i) directly to the person from whom Debtor will make such purchase or acquire such rights or (ii) to Debtor, in which case Debtor covenants promptly to pay the same to such person and forthwith furnish to Secured Party, on request, evidence satisfactory to Secured Party that such payment has been made from the funds so provided by Secured Party for such payment.

                  7.10 Attorney-In-Fact. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact (without requiring it to act as such) to do any act which Debtor is obligated by this Security Agreement to do, and (a) to receive cash and to receive and to endorse the name of Debtor on all checks, drafts, money orders, or other instruments for the payment of monies that are payable to Debtor and constitute collections of the Collateral, (b) to execute in the name of Debtor any schedules, assignments, instruments, documents, financing statements, amendments of financing



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statements, continuation statements, termination statements, statements of assignment, applications for registration, or like papers to perfect, preserve, or release the Security Interest, (c) to exercise all rights of Debtor in the Collateral, (d) to make extension agreements with respect to Collateral, (e) to release any party liable on or any security for the Collateral and to give receipts and acquittances and compromise disputes in connection therewith, (f) to give notice of Secured Party's rights under this Security Agreement, (g) to enter onto Debtor's premises to inspect the Collateral, (h) to receive, open, and read mail addressed to Debtor, (i) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name, (j) to prepare, adjust, execute, deliver, and receive payment under insurance claims and to collect and receive payment of and endorse any instrument in payment of loss or return premiums on any other insurance refund or return and to apply such amounts as received by Secured Party, at Secured Party's sole option, toward repayment of the 90 Day Note and/or the Four Year Note, as the case may be, or replacement of the Collateral, and (k) to do all acts and things and execute all documents in the name of Debtor or otherwise, reasonably deemed necessary, proper, or convenient by Secured Party in connection with the preservation, perfection, and enforcement of its rights hereunder. The powers and authorities herein conferred upon Secured Party may be exercised by Secured Party through any person who, at the time of the execution of the particular instrument, is an officer of Secured Party. The power of attorney herein conferred is granted for valuable consideration, is coupled with an interest, and is irrevocable so long as any of the 90 Day Note and/or the Four Year Note, as the case may be, remains unpaid. All persons dealing with Secured Party, or any substitute, shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Secured Party that the 90 Day Note and/or the Four Year Note, as the case may be, is finally paid.

         8.0 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law, upon the occurrence of an Event of Default, Secured Party is authorized at any time and from time to time, without notice to Debtor or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Secured Party to or for the credit or the account of Debtor against and on account of the liabilities of Debtor to Secured Party under this Security Agreement or any other agreement between Debtor and Secured Party, including, without limiting the generality of the foregoing, all claims of any nature or description, whether or not Secured Party has made any demand hereunder and although said liabilities or claims, or any of them, are contingent or unmatured and whether or not other security held by Secured Party is considered by Secured Party to be adequate.

         9.0 MISCELLANEOUS.

                  9.1 Notices. All notices, requests, demands, or other communications to or upon the parties hereto shall be deemed to have been given or made if given or made by certified mail to the last known address for each party

                  9.2 Assignment of Collateral. Secured Party may assign all or any part of the 90 Day Note and/or the Four Year Note, as the case may be, and may assign, transfer, or deliver to



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any transferee of any of the 90 Day Note and/or the Four Year Note, as the case may be, any or all of the rights of Secured Party in the Collateral, and thereafter Secured Party shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred, or delivered. Such transferee shall be vested with all the powers, rights obligations and restrictions of Secured Party hereunder with respect to such Collateral, but Secured Party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned or transferred.

                  9.3 Alteration, Etc. No waiver, amendment, modification, or alteration of any provision of this Security Agreement (individually, an "Alteration"), nor consent to any departure by Debtor from the terms hereof, or from the terms of any other document, is effective unless such is in writing and signed by Secured Party, and any such Alteration is effective only for the specific purpose and in the specific instance given. No waiver by Secured Party of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default nor shall such waiver be deemed to be a continuing waiver. No delay of Secured Party in exercising any right shall be deemed to be a waiver thereof, nor shall one exercise of any right affect or impair the exercise of any other right. Time is of the essence in Debtor's performance hereof.

                  9.4 Parties Bound. The rights of Secured Party hereunder inure to the benefit of its successors and assigns. The terms of this Security Agreement bind the successors and assigns of the parties hereto, but Debtor may not assign any of its rights or obligations hereunder without the prior written consent of Secured Party. All representations, warranties, and covenants of Debtor survive the execution and delivery hereof. All indemnities by Debtor in favor of Secured Party survive payment of the 90 Day Note and/or the Four Year Note, as the case may be, and termination or release of this Security Agreement. This Security Agreement constitutes a continuing agreement, and applies to all future transactions, whether or not contemplated at the date hereof, and all renewals, modifications, and extensions thereof.

                  9.5 Remedies Cumulative, Etc. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other document for the enforcement of the Security Interest or the enforcement of any duties of Debtor or any other party liable in respect of the 90 Day Note and/or the Four Year Note, as the case may be. The exercise by Secured Party of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

                  9.6 Copy as Financing Statement. A carbon, photographic, or other reproduction of this Security Agreement or a financing statement describing the Collateral is sufficient as a financing statement to the full extent permitted by applicable law.

                  9.7 Severability. If any portion of the 90 Day Note and/or the Four Year Note, as the case may be, or if any provision of this Security Agreement is held to be invalid or unenforceable for any reason, such holding shall not affect any other portion of the 90 Day Note and/or the Four Year Note, as the case may be, or any other provision contained herein or contained



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in any other agreement between Debtor and Secured Party, and the same shall continue in full force and effect according to their terms.

                  9.8 Applicable Law. This Security Agreement and each issue related hereto, including the validity and enforceability hereof, shall be governed and construed according to and determined under the laws of the State of Texas and is performable in Dallas, Texas.

                  9.9 Entire Agreement. THIS SECURITY AGREEMENT TOGETHER WITH THE AGREEMENT AND THE 90 DAY NOTE AND/OR THE FOUR YEAR NOTE, AS THE CASE MAY BE, EMBODIES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF.

                  9.10 Usury Savings Clause. The parties hereto intend to conform strictly to the usury laws applicable to Secured Party. Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Security Agreement or in any other agreement entered into in connection with or as security for the 90 Day Note and/or the Four Year Note, as the case may be, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to Secured Party that is contracted for, taken, reserved, charged or received under the 90 Day Note and/or the Four Year Note, as the case may be, this Security Agreement or under any of such other agreements or otherwise in connection with the 90 Day Note and/or the Four Year Note, as the case may be, shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Secured Party on the principal amount of the 90 Day Note and/or the Four Year Note, as the case may be, (or, to the extent that the principal amount of the 90 Day Note and/or the Four Year Note, as the case may be, has been or would thereby be paid in full, refunded by Secured Party to Debtor); and (b) if the maturity of the 90 Day Note and/or the Four Year Note, as the case may be, is accelerated by reason of an election of Secured Party resulting from any Event of Default under this Security Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Secured Party may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Security Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by Secured Party on the principal amount of the 90 Day Note and/or the Four Year Note, as the case may be (or, to the extent that the principal amount of the 90 Day Note and/or the Four Year Note, as the case may be, has been or would thereby be paid in full, refunded by Secured Party to Debtor). To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to Secured Party for the purpose of determining the highest lawful rate of interest allowed from time to time by applicable law, Secured Party hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to Secured Party's right subsequently to change such method in accordance with applicable law.



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                  9.11 Reinstatement. If any payment received by Secured Party is or must be rescinded or returned, the 90 Day Note and/or the Four Year Note, as the case may be, shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such payment, and the Security Interest shall continue to be effective or be reinstated.

                  9.12 Conflicts. If any term hereof conflicts with any provision of the Agreement, the terms of the Agreement shall control. If any item of Collateral hereunder also constitutes Collateral granted to Secured Party under the Agreement executed by Debtor, in the event of any conflict between the provisions under this Security Agreement and those under such Agreement, the provision or provisions selected by Secured Party shall control with respect to such Collateral.

                  9.13 Security Interest Absolute. All rights of Secured Party and the Security Interest, and all obligations of Debtor hereunder, are absolute and unconditional in all respects and shall not be released, diminished, impaired, or affected for any reason, including, without limitation, the occurrence of any one or more of the following events:

                           (a) the acceptance of any other security or assurance
for any or all of the 90 Day Note and/or the Four Year Note, as the case may be;

                           (b) the invalidity or unenforceability of any
provision hereof or of the Agreement;

                           (c) any change in the time, manner, place of payment
or other term of any of the 90 Day Note and/or the Four Year Note, as the case may be, or any other amendment or waiver of or any consent to any departure from the terms hereof or of the Agreement;

                           (d) any exchange, release, subordination, surrender,
loss, or non- perfection of any other collateral at any time existing in connection with any or all of the 90 Day Note and/or the Four Year Note, as the case may be, or any release or amendment or waiver of or consent to departure from any guaranty, or other security, for all or any of the 90 Day Note and/or the Four Year Note, as the case may be;

                           (e) any neglect, delay, omission, failure, or refusal
of Secured Party to take or prosecute any action in connection with this Security Agreement or the Agreement;

                           (f) the insolvency, bankruptcy, or lack of power of
any party obligated with respect to the 90 Day Note and/or the Four Year Note, as the case may be; or

                           (g) any other circumstance which might otherwise
constitute a defense available to a discharge of Debtor in respect of the 90 Day Note and/or the Four Year Note, as the case may be, or in respect of this Security Agreement.



SECURITY AGREEMENT (Assets) - Page 11

         EXECUTED as of the day, month and year first above written.


DEBTOR:                                SFFI COMPANY, INC.,
                                       a California corporation


                                       By:
                                          --------------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


SECURED PARTY:                         THE UNIMARK GROUP, INC.,
                                       a Texas corporation



                                       By:
                                          --------------------------------------
                                              Soren Bjorn
                                              Chief Executive Officer, President
                                                and Secretary



SECURITY AGREEMENT (Assets) - Page 12

                                   APPENDIX I



         "COLLATERAL" has the meaning specified in Section 2.1.

         "DOCUMENTS" means all of Debtor's documents.

         "SECURITY AGREEMENT" means this Security Agreement and all amendment hereof or supplements hereto.

         "SECURITY INTEREST" means the security interest granted by Debtor to Secured Party under this Security Agreement.



                               APPENDIX I - Page 1

                                  EXHIBIT A